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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): September 9, 2004

ENBRIDGE ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in charter)

DELAWARE (State of Incorporation)	1-10934 (Commission File No.)	39-1715850 (I.R.S. Employer Identification No.)
1100 LOUISIANA SUITE 3300 HOUSTON, TEXAS (Address of Principal Executive Offices)		77002 (Zip Code)

Registrant's telephone number, including area code: (713) 821-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On June 30, 2003, Enbridge Energy Partners, L.P., a Delaware limited partnership (the "Partnership"), filed with the Securities and Exchange Commission (the "Commission") a global shelf registration statement on Form S-3 (Registration No. 333-106660) (the "Registration Statement"). The Commission declared the Registration Statement effective on August 5, 2003. On September 9, 2004, the Partnership entered into an Underwriting Agreement relating to the offering of up to 3,680,000 units (including an option to purchase up to 480,000 units) representing limited partner interests in the Partnership (the "Units"). On September 10, 2004, the Partnership filed with the Commission a Prospectus Supplement to the Registration Statement pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, relating to the offering of the Units. Exhibits 1.1, 5.1, 8.1, 23.1 and 23.2 to this Form 8-K relating to the issuance of the Units are hereby incorporated into such Registration Statement by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

  (c)
  Exhibits.

  1.1
  Underwriting Agreement.

  5.1
  Opinion of Fulbright & Jaworski L.L.P.

  8.1
  Opinion of Fulbright & Jaworski L.L.P. regarding tax matters.

  23.1
  Consent of Counsel (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

  23.2
  Consent of Counsel (the consent of Fulbright and Jaworski L.L.P. to the use of their opinion filed as Exhibit 8.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P.
	By:	Enbridge Energy Management, L.L.C., as delegate of Enbridge Energy Company, Inc., its General Partner
Dated September 10, 2004	By:	/s/ JODY L. BALKO Jody L. Balko Controller (Duly Authorized Officer)

INDEX TO EXHIBITS

Exhibit Number	Description
1.1	Underwriting Agreement.
5.1	Opinion of Fulbright & Jaworski L.L.P.
8.1	Opinion of Fulbright & Jaworski L.L.P. regarding tax matters.
23.1	Consent of Counsel (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).
23.2	Consent of Counsel (the consent of Fulbright and Jaworski L.L.P. to the use of their opinion filed as Exhibit 8.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

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  ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
INDEX TO EXHIBITS